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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934







         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 2, 2000

                                 ORBIT/FR, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                  0-22583                 23-2874370
 -------------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION       (COMMISSION             (IRS EMPLOYER
       OF INCORPORATION)            FILE NUMBER)          IDENTIFICATION NO.)

                               506 PRUDENTIAL ROAD

                           HORSHAM, PENNSYLVANIA 19044


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES,
                               INCLUDING ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (215) 674-5100
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ITEM 5 OTHER EVENTS.

On March 2, 2000, Orbit/FR, Inc. announced that the U.S. District Court granted final approval of the agreed upon fine of $600,000 as previously announced on September 13, 1999 for the U.S. Customs investigation. The Court did not impose any probation on the Company.


Some of the information set forth in this Form 8-k may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include declarations regarding the current intent, belief or expectations of the Company and its management. Prospective investors are cautioned that any such forward-looking statements, including those regarding future legal actions or other civil penalties are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results. Such risks and uncertainties are identified in the Company's reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 1998 and Forms 10-Q.
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Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ORBIT/FR, INC.

                                              By: /s/ Ze'ev Stein

                                                      Ze'ev Stein
                                                      Acting President and
                                                      Chief Executive Officer


                                              By: /s/ William A. Torzolini

                                                      William A. Torzolini
                                                      Chief Financial Officer